Exhibit 4.1

Number CS-	* * Shares Common Stock

a Delaware corporation

Incorporated on June 5, 2013

Common Stock

Par Value: $0.0001

THIS CERTIFIES THAT                      is the record holder of                      (*                    *) fully paid and nonassessable shares of Common Stock, $0.0001 par value, of Sarepta Therapeutics, Inc., a Delaware corporation (the “Corporation”), transferable on the books of the Corporation, in person, or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by its duly authorized officers this      day of             ,             .

Christopher Garabedian, President	David Tyronne Howton, Secretary

UPON WRITTEN REQUEST, THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER, WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATION, PREFERENCE, LIMITATIONS, AND RELATIVE RIGHTS APPLICABLE TO THE SHARES OF EACH CLASS OF STOCK AUTHORIZED TO BE ISSUED AND, WITH RESPECT TO ANY PREFERRED OR SPECIAL CLASS WHICH THE CORPORATION IS AUTHORIZED TO ISSUE IN SERIES, THE VARIATIONS IN RIGHTS, PREFERENCES AND LIMITATIONS FOR SHARES OF EACH SUCH SERIES, SO FAR AS THE SAME HAVE BEEN FIXED AND DETERMINED, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO FIX AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES.

TEN COM TEN ENT JT TEN COM PROP	– as tenants in common – as tenants by the entireties – as joint tenants with right of survivorship and not as tenants in common – as community property	UNIF GIFT MIN ACT	–	........................... Custodian .............................. (Cust) (Minor)
under Uniform Gifts to Minors Act...................................................................... (State)
		UNIF TRF MIN ACT	–	................. Custodian (until age .......................) (Cust) ................................. under Uniform Transfers (Minor)
to Minors Act.................................................... (State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                                                                                   hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

      IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

                                                                                                                                                                                                      shares

of the capital stock represented by within Certificate, and do hereby irrevocably constitute and appoint attorney-in-fact to transfer the said stock on the books of the within named Corporation with full power of the substitution in the premises.

Dated

X

X
	NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed:

By
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.